UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 24, 2003

BIOSANTE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28637	58-2301143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

(847) 478-0500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events

On September 25, 2003, BioSante Pharmaceuticals, Inc. issued a press release, a copy of which is attached as an exhibit hereto, announcing that on the evening of September 24, 2003, BioSante Pharmaceuticals, Inc. received a notice that it was approved for listing on the American Stock Exchange and expects that its common stock will begin trading on the American Stock Exchange under the ticker symbol “BPA” at the opening of trading on October 1, 2003.  Our common stock will continue to trade on the Over-the-Counter Bulletin Board under the ticker symbol “BISP” until the closing of trading on September 30, 2003.

Item 7.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

	Exhibit No.	Description

	Ex. 99.1	Press Release dated September 25, 2003 (filed herewith electronically).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2003	BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release of BioSante Pharmaceuticals, Inc. issued September 25, 2003.	Filed herewith electronically